Exhibit 99.1

BIG 5 SPORTING GOODS CORPORATION ENTERS INTO DEFINITIVE

AGREEMENT TO BE ACQUIRED BY A PARTNERSHIP COMPRISED OF

WORLDWIDE GOLF AND CAPITOL HILL GROUP

EL SEGUNDO, Calif. & BETHESDA, Md., June 30, 2025 (GLOBE NEWSWIRE) — Big 5 Sporting Goods Corporation (Nasdaq: BGFV) (the “Company” or “Big 5”), a leading sporting goods retailer, today announced it has entered into a definitive merger agreement (the “Agreement”) to be acquired by a partnership comprised of Worldwide Golf and Capitol Hill Group, in an all-cash transaction valued at approximately $112.7 million in enterprise value, including the assumption of approximately $71.4 million in credit line borrowing as of June 29, 2025.

Pursuant to the Agreement, subject to the terms and satisfaction of the conditions thereof, Big 5 stockholders will receive $1.45 per share in cash. This represents a premium of approximately 36% to the company’s 60-day volume weighted average price.

“This transaction marks an exciting new chapter for Big 5 that allows the Company to carry on its legacy of serving customers with quality sporting goods at an exceptional value while maximizing value for our stockholders,” said Steven G. Miller, Chairman, President and Chief Executive Officer of Big 5 Sporting Goods Corporation. “I want to thank our dedicated employees, loyal customers and valued vendors who continue to support Big 5 in each of the communities we serve.”

Worldwide Golf is a leading nationwide retailer of golf equipment, apparel, shoes and accessories. Capitol Hill Group is a Bethesda, Maryland-based private investment firm with diversified holdings, including retail. This acquisition combines Capitol Hill Group’s financial resources with Worldwide Golf’s specialty retail expertise to provide Big 5 with the long-term capital and strategic support to re-energize growth and further build on its competitive position in the sporting goods retail sector across its western United States footprint. Big 5 will remain an independent company within the Capitol Hill Group portfolio and leverage the combined resources of the partnership.

“We are thrilled to support the next stage of the company’s evolution,” said Theodore Shin, Chief Executive Officer of Capitol Hill Group. “Big 5 has built an impressive foundation as a leading bricks and mortar sporting goods retailer. We also admire the deep history and culture of the company, and look forward to carrying that forward into the future.”

The transaction, which has been unanimously approved by Big 5’s Board of Directors (“Board”), is subject to certain closing conditions, including the approval of Big 5’s stockholders, and is expected to close in the second half of 2025, subject to the satisfaction of those conditions. After careful consideration of the transaction, Big 5’s Board believes this all-cash transaction creates immediate and certain stockholder value. Upon completion of the transaction, Big 5’s common stock will no longer be listed on the Nasdaq Stock Exchange, and Big 5 will become a private company.

Moelis & Company LLC served as financial advisor and Latham & Watkins LLP served as legal advisor to the Company. Skadden, Arps, Slate, Meagher & Flom LLP, Holland & Knight LLP, and Sklar Kirsh LLP served as legal advisors to Capitol Hill Group and its related entities.

About Big 5 Sporting Goods Corporation

Big 5 is a leading sporting goods retailer in the western United States, currently operating 414 stores under the “Big 5 Sporting Goods” name. Big 5 provides a full-line product offering in a traditional sporting goods store format that averages 12,000 square feet. Big 5’s product mix includes athletic shoes, apparel and accessories, as well as a broad selection of outdoor and athletic equipment for team sports, fitness, camping, hunting, fishing, home recreation, tennis, golf, and winter and summer recreation.

About Worldwide Golf

Worldwide Golf is a leading golf retailer in the United States and Canada. Serving golfing communities since 1963, the company has grown from 1 retail store in San Diego to 95+ stores across 25 states and built a complementary e-commerce presence through multiple e-commerce sites, including worldwidegolfshops.com, globalgolf.com, fairwaystyles.com, coolclubs.com and getclubs.com, among others. The company operates under multiple regional sub-brands, including Roger Dunn Golf Shops, Edwin Watts Golf Shops, Golfers’ Warehouse, The Golf Mart, Van’s Golf Shops, Uinta Golf, Las Vegas Golf Superstore, Bobick’s, Global Golf Outlet, Mike’s Golf Outlet, Cool Clubs and Golfdom. Over its multiple decades, Worldwide Golf has gained a loyal following with golf enthusiasts and maintained a dominant position in the marketplace.

About Capitol Hill Group

Capitol Hill Group is a private investment firm founded in 1992 and is based in Bethesda, Maryland. The firm invests across various stages of company growth from early-stage venture to public equities. The firm currently has private investments in various sectors, including brick and mortar retail, e-commerce, apparel, logistics and real estate.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the proposed acquisition of Big 5 Sporting Goods Corporation (“Big 5”) and the expected timing thereof. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions.

Forward-looking statements are based on Big 5, Parent and Merger Sub’s management’s current expectations, estimates, projections, beliefs and assumptions made by Big 5, Parent and Merger Sub, all of which are subject to change. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Big 5, Parent and Merger Sub’s control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements and you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. The following factors could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed merger may not be completed in a timely manner or at all or that the approval of Big 5’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed merger; (iii) the possibility that competing offers or acquisition proposals for Big 5 will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances which would require Big 5 to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the merger on Big 5, Parent or Merger Sub’s ability to retain and hire key personnel, or their respective operating results and business generally; (vii) there may be liabilities related to the merger that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (viii) the merger may result in diversion of Big 5, Parent or Merger Sub’s management’s time and attention to issues relating to the merger; (ix) there may be significant transaction costs in connection with the merger; (x) legal proceedings or regulatory actions may be instituted against Big 5, Parent or Merger Sub following the announcement of the merger, which may have an unfavorable outcome; (xi) Big 5’s stock price may decline significantly if the merger is not consummated; (xii) the ability of Parent and Merger Sub to integrate and implement their respective plans, forecasts and other expectations with respect to Big 5’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (xiii) Big 5, Parent and Merger Sub’s ability to implement their respective business strategies; (xiv) the risks related to Parent and Merger Sub’s financing of the proposed transaction; and (xv) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as Big 5, Parent and Merger Sub’s response to any of the aforementioned factors. In addition, a number of other important factors could cause Big 5’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of Big 5’s Annual Report on Form 10-K for its fiscal year ended December 29, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Big 5, each as filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in Big 5’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investor Relations section of Big 5’s website at https://www.big5sportinggoods.com/store/company/investorrelations. These risks should not be considered a complete statement of all potential risks and uncertainty, and are discussed more fully, along with other risks associated with the proposed transaction, in the Proxy Statement (as defined below) to be filed with the SEC in connection with the proposed transaction. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

All forward-looking statements are expressly qualified in their entirety by such factors. Except as required by law, Big 5 does not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise. These forward-looking statements should not be relied upon as representing Big 5’s views as of any date subsequent to the date of this communication.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of Big 5. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger. Big 5 expects to file with the SEC a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Big 5 stockholders, and other relevant documents in connection with the proposed merger. This document is not a substitute for the Proxy Statement or any other document which Big 5 may file with the SEC. Investors and securityholders of Big 5 are urged to read the Proxy Statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Big 5 with the SEC at the SEC’s website at www.sec.gov and at Big 5’s website at https://www.big5sportinggoods.com/store/company/investorrelations.

Participants in the Solicitation

Big 5 and certain of its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding Big 5’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Big 5’s proxy statement for its 2025 annual meeting of stockholders

(the “Annual Meeting Proxy Statement”), which was filed with the SEC on April 23, 2025, and will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). To the extent holdings of Big 5’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC. Investors and security holders may obtain free copies of these documents using the sources indicated above.

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Contact:

Big 5 Sporting Goods Corporation

Barry Emerson

Executive Vice President and Chief Financial Officer

(310) 536-0611

Investor Relations - ICR, Inc.

Jeff Sonnek

Managing Director

(646) 277-1263

Capitol Hill Group

Main Office

(202) 543-4212